METROPOLITAN WEST FUNDS

                 HIGH YIELD BOND FUND - CLASS M SHARES


                   Supplement dated February 5, 2003
                   to Prospectus dated July 31, 2002


This supplement provides new information to be included in the Prospectus dated July 31, 2002 for the High Yield Bond Fund-Class M.

On page 8, under the heading "Organization and Management" and sub-heading "Portfolio Managers", insert the following information for Jeff Koch, a new portfolio manager of the Fund.

    JEFF KOCH, CFA has been a portfolio manager at the Adviser since January 2003. Before joining the Adviser as a Co-Director of High Yield, Mr.
    Koch was a portfolio manger at Strong Capital
    Management, Inc. for over 13 years. Mr. Koch was responsible for building that firm's high yield bond business since its inception. Mr.
    Koch holds an MBA from Washington University and a B.S. in Economics from the University of Minnesota, Morris.










             INVESTORS SHOULD RETAIN THIS SUPPLEMENT
         WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
                INFORMATION FOR FUTURE REFERENCE.